PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

9. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following as of December 31, 2024 and 2025:

	As of December 31,
	2024	2025
	HK$	HK$	US$ (Note 2(e))
Computer equipment	84,892	94,616	12,130
Office furniture and fittings	22,095	22,095	2,833
	106,987	116,711	14,963

Less: Accumulated depreciation	(64,390)	(84,751)	(10,865)
Property and equipment, net	42,597	31,960	4,098

For the years ended December 31, 2023, 2024, and 2025, the Company recorded depreciation expenses of HK$22,940, HK$25,179 and HK$20,361 (US$2,610), respectively. No impairment loss was recognized for property and equipment for the years ended December 31, 2023, 2024, and 2025.

Depreciation policy: Property and equipment are stated at cost, less accumulated depreciation and impairment losses (if any). Depreciation is calculated using the straight-line method over the estimated useful lives of the assets as follows:

●	Computer equipment: 3 years
●	Office furniture and fittings: 5 years

The estimated useful lives of the assets are reviewed periodically to determine whether adjustments are necessary. Depreciation commences once the asset is placed in service and continues until the asset is either fully depreciated or retired.

Impairment considerations: The Company evaluates its property and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be fully recoverable. The impairment test compares the carrying value of the asset to its estimated future undiscounted cash flows. If the carrying value exceeds the cash flows, an impairment loss is recognized based on the difference between the carrying value and the fair value of the asset. For the years ended December 31, 2023, 2024, and 2025, no impairment indicators were identified, and no impairment losses were recognized.